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                                                                   Exhibit 10.19

                            FIRST AMENDMENT TO LEASE

      THIS FIRST AMENDMENT TO LEASE is made by and between David E. Clem and David M. Roby, as Trustees of Fort Washington Realty Trust under Declaration of Trust dated June 19, 1995 recorded in the Suffolk County Registry of Deeds in Book ________, Page ________, and filed for registration as Document No. 9762301 in the Suffolk County Registry District of the Land Court ("Landlord"), and Vertex Pharmaceuticals Incorporated ("Tenant") as of the ____ day of December, 1995.

      WHEREAS, Fort Washington Limited Partnership, the predecessor in interest to Landlord, and Tenant entered into that certain Lease dated March 3, 1995 (the "Lease") with respect to a portion of the property located at 40 Erie Street, Cambridge, Massachusetts, as more particularly described therein (the "Premises; and

      WHEREAS, Landlord and Tenant desire to amend and modify the terms of the Lease as more particularly set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1. Section 1.1 of the Lease is hereby amended by deleting the definitions of the following terms in their entirety: "Annual Fixed Rent Rate," "Annual Fixed Rent Rate for Phase I Space," "Annual Fixed Rent Rate for phase II Space," "Annual Fixed Rent Rate for Phase III space," "Build-Out Rent Rate," "Phase I Space," "Phase II Space," "Phase III Space," "Premises," "Premises Design Floor Area," "Scheduled Substantial Completion Dates," "Tenant Allowance," "Tenant's Design Completion Date," and "Tenant's Proportionate Fraction." Section 1.1 is hereby further amended by inserting the following new definitions:

      ANNUAL FIXED RENT RATE:      The sum of:

                                   (i) the Annual Fixed Rent Rate for the Phase
                                   I Space and (ii) the Annual Fixed Rent Rate for the Phase III Space, subject to adjustment in accordance with Article IV hereof.

      ANNUAL FIXED RENT RATE
      FOR PHASE I SPACE:           Build-Out Rent Rate multiplied
                                   by 44,874 r.S.f., subject to adjustment in accordance with Article IV hereof.

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      ANNUAL FIXED RENT RATE
      FOR PHASE II SPACE:          $0.00, the parties hereby acknowledging and
                                   agreeing that the portion of the Premises referred to as the "Phase II Space" in the Lease has been combined with, and constitutes a portion of, the "Phase I Space," as such term is defined in this First Amendment to the Lease.

      ANNUAL FIXED RENT RATE
      FOR PHASE III SPACE:         Shell Rent Rate multiplied by 14,448 r.s.f.,
                                   subject to adjustment in accordance with
                                   Article IV hereof.

      BUILDINGS:                   The Building of which the Premises are a part
                                   known and numbered as 40 Erie Street,
                                   Cambridge, MA, containing approximately
                                   100,454 r.s.f.

      BUILDING DESIGN FLOOR
      AREA                         100,454 r.s.f.

      BUILD-OUT RENT RATE:         $39.50 p.r.s.f., subject to adjustment in
                                   accordance with Section 2.3 hereof.

      PHASE I SPACE:               The portion of the Premises consisting of
                                   approximately 44,874 rentable square feet
                                   ("r.s.f.") to be located within the Premises in accordance with Complete Plans therefor pursuant to Section 3.1 hereof.

      PHASE II SPACE:              The term "Phase II Space" as used herein
                                   shall have no meaning, the parties hereby agreeing that the portion of the Premises referred to as the "Phase II Space" in the Lease has been combined with, and constitutes a portion of, the "Phase I Space," as such term is defined in this First Amendment to the Lease.

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      PHASE III SPACES:            The portion of the Premises consisting of
                                   approximately 14,448 r.s.f. to be located within the Premises in accordance with Complete Plans therefor pursuant to
                                   Section 3.1 hereof.

      PREMISES:                    Approximately 59,322 r.s.f. of, space in the
                                   Building, as shown on, Exhibit A, consisting of the Phase I Space and the Phase III Space
                                   (each such Phase being sometimes hereinafter referred to as a "Phase of the Premises").

      PREMISES DESIGN FLOOR
      AREA:                        59,322 r.s.f.

      SCHEDULED SUBSTANTIAL
      COMPLETION DATES:            Phase I Space: January 1, 1996

                                   Phase III Space: January 1, 2001

      TENANT ALLOWANCE:            Phase I Space: $4,206,650.00

                                   Phase III Space: $0.00

                                   Phase I Structural Modifications: $166,900.00

      TENANT'S DESIGN
      COMPLETION DATE              Phase I Space:  April 1, 1995

                                   Phase III Space:  June 1, 2000

      TENANT'S PROPORTIONATE
      FRACTION:                    59.05% subject to adjustments as provided in
                                   Section 2.3 hereof."

      2. The Lease is hereby amended by deleting Exhibit A thereto and inserting in place thereof Exhibit A attached hereto.

      3. Any and all references contained in the Lease to the "Phase I Space" or the "Phase II Space" shall mean and refer to the portion of the Premises defined in this First Amendment as the "Phase I Space." The Parties hereby acknowledge and agree that the portion of the Premises referred to as the "Phase II Space" in the original

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Lease has been combined with, and constitutes a portion of, the "Phase I Space,"
as such term is defined in this First Amendment to the Lease.

      4. Section 2.3 of the Lease is hereby amended by inserting the following at the end thereof:

            "In the event that the actual floor area of the Phase I Space after completion thereof is different from the floor area for the Phase I Space set forth in Article I of this Lease, then the Build-Out Rent Rate shall be adjusted in accordance with the following formula:

            Adjusted
            Build-Out
            Rent Rate     =   $18.00

                                 +

                           TI Allowance p.s.f. x (36.75 - $18.00)
                           ------------------
                               $85 p.s.f

Where "TI Allowance p.s.f." is equal to  $4,373,550
                                         -----------------
                                         Actual Floor Area
                                         of Phase I Space"

      5. Section 4.1 (a) of the Lease is hereby amended by deleting the second grammatical paragraph thereof and inserting in place thereof the following:

      "Landlord and Tenant hereby agree that the Annual Fixed Rent Rate shall consist of the sum of (i) the Annual Fixed Rent Rate for the Phase I Space and (ii) the Annual Fixed Rent Rate for the Phase III Space, as the same may be adjusted in accordance with the provisions of this Article IV."

      6. Section 4.1(c) is hereby deleted in its entirety and the following new
Section 4.1(c) is hereby inserted in place thereof:

      "(c) Adjustment for Unused Tenant Allowance. In the event that the cost of constructing the Leasehold Improvements for the Phase I Space and the Phase I Structural Modifications is less than the sum of the Tenant Allowance for the Leasehold Improvements Phase I Space and the Tenant Allowance for the Phase I Structural Modifications, the Annual Fixed Rent Rate for the Phase I Space set forth in Section 1.1 shall be adjusted in accordance with the following formula:

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Adjusted Annual
Fixed Rent Rate
for Phase I Space          =       Shell Rent Rate

                                         +

                                   Actual TI     x   [Build Out Rent Rate -
                                   ---------          Shell Rent Rate]
                                   Tenant Allowance

      Where "Actual TI" equals the actual portion of the sum of (i) the Tenant Allowance for the Leasehold Improvements for the Phase I Space and (ii) the Tenant Allowance for the Phase I Structural Modifications expended by Landlord in connection with the Leasehold Improvements for the Phase I Space and the Phase I Structural Modifications.

      By way of example, if the actual cost of completing the Leasehold Improvements for the Phase I Space is $4,100,000 and the actual cost of completing the Phase I Structural Modifications is $150,000, the Annual Fixed Rent for the Phase I Space shall be adjusted as follows:

      Adjusted Annual
      Fixed Rent for
      Phase I Space                =         $18.00 p.r.s.f

                                                   +

              ($4,100,000 + $150,000)  x    ($39.50 - $18.00)
              ----------------------
              $4,373,550

              = $18.00 - $20.89

              = $38.89

      7. Section 4.1(d) is hereby amended by deleting the words "Phase II Space" each time they appear in said subsection and inserting in place thereof the words "Phase I Structural Modifications".

      8. Notwithstanding the provisions of Section 10.11 of the Lease, Landlord and Tenant hereby agree that Tenant shall not be required to provide a replacement for the existing letter of credit to cover the Security Deposit Amount effective as a result of this Amendment until such time, as either: (i) the Annual Fixed Rent Rate shall be adjusted in accordance with Section 4.1(b),
Section 4.1(c), Section 4.1(d), Section 10.12, Section 10.13 or Section 10.14 of the Lease, (ii) Landlord applies all or any portion of the existing letter of credit to cure any default by Tenant or (iii) the existing letter of credit shall expire under its own terms.

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      9. (a) Landlord and Tenant hereby acknowledge that certain structural modifications to the Phase I Space (the "Phase I Structural Modifications") would be necessary to support the Second Floor Space in the event that Tenant hereafter elects to exercise its Option to Expand. Landlord hereby agrees to perform such Phase I Structural Modifications on or before the Scheduled Substantial Completion Date for the Phase I Space. The Structural Modifications shall be performed in accordance with that certain "GMP Approval" form accepted by Tenant on July 27, 1995 (the "GMP Approval"), modifying the work of that certain Construction Contract for the Leasehold Improvements dated May 9, 1995 by and between Fort Washington Limited Partnership and Siena Construction Corporation. The Tenant Allowance for the Phase I Structural Modifications is set forth in Section 1.1 of the Lease.

         (b) The terms and conditions of Article 3 of the Lease shall apply to the Phase I Structural Modifications as though such work constituted a portion of the Leasehold Improvements for the Phase I Space; provided, however, that, without limitation of the provisions of Paragraph 4.1(c) hereof:
(i) Tenant shall be separately billed for Landlord's actual cost of the Leasehold Improvements for the Phase I Space and for the Phase I Structural Modifications, (ii) the unused portion, if any, of the Tenant Allowance for the Leasehold Improvements for the Phase I Space shall not be applied to reduce or offset any TIR due with respect to the Phase I Structural Modifications, and
(iii) the unused portion, if any, of the Tenant Allowance for the Phase I Structural Modifications shall not be applied to reduce or offset any TIR due with respect to the Leasehold Improvements for the Phase I Space.

      10. The Lease is hereby amended by deleting the table and drawings attached to Exhibit F of the Lease immediately following (but not including) "Figure 2: Typical Building Core Spaces" thereof in their entirety and inserting the table and drawings attached hereto as "Exhibit B" in place thereof.

      11. The parties hereby acknowledge and agree that the measurements and calculations set forth in this Amendment of the Premises Design Floor Area, the Building Design Floor Area, the Phase I Space and Phase III Space and such other items set forth herein, are the most current measurements and calculations thereof and supercede all prior measurements and calculations thereof.

      12. Initially capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Lease.

      13. Except as modified or amended by this Amendment, the Lease is hereby ratified, confirmed and approved by Landlord and Tenant and shall remain in full force and effect.

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      EXECUTED as a sealed instrument as of the date first above written.

                                        LANDLORD:

                                        /s/ David E. Clem
                                        ----------------------------------------
                                        David E. Clem, as Trustee of Fort
                                        Washington Realty Trust, and not
                                        individually

                                        /s/ David M. Roby
                                        ----------------------------------------
                                        David M. Roby, as Trustee of Fort
                                        Washington Realty Trust, and not
                                        individually

                                        TENANT:

                                        VERTEX PHARMACEUTICALS INCORPORATED

                                        By: /s/ Richard H. Aldrich
                                            ------------------------------------
                                            Name: Richard H. Aldrich
                                            Title: Senior Vice President

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Name: [ILLEGIBLE]
                                        Title: Senior Director of Financial and
                                               Treasurer

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